SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  May 27, 1998



                       FIRST PALM BEACH BANCORP, INC.
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         (Exact name of registrant as specified in its charter)


         Delaware              0-21942                65-0418027
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      (State or other         (Commission            (IRS Employer
      jurisdiction of         File Number)         Identification No.)
      incorporation)


      450 South Australian Avenue
      West Palm Beach, Florida                                 33402
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      (Address of principal executive offices)              (Zip Code)


                              (561) 655-8511
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            (Registrant's telephone number, including area code)


                              Not Applicable
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       (Former name or former address, if changed since last report)





 ITEM 5.  OTHER EVENTS.

           On May 27, 1998, First Palm Beach Bancorp, Inc., a Delaware corporation ("First Palm"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Republic Security Financial Corporation, a Florida corporation ("Republic"), pursuant to which First Palm will be merged with and into Republic (the "Merger"). The Merger is intended to constitute a tax-free reorganization and to be accounted for as a pooling-of-interests. The Merger Agreement is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

           In accordance with the terms of the Merger Agreement, each share of First Palm common stock, par value $.01 per share ("First Palm Common Stock"), outstanding immediately prior to the effective time of the Merger, together with the rights attached thereto (the "Rights") issued pursuant to the Rights Agreement, dated as of January 23, 1995 (the "Rights Agreement") between First Palm and Mellon Bank, N.A., as rights agent, will (subject to certain exceptions) be converted into the right to receive 4.194 shares (the "Exchange Ratio") of Republic common stock, par value $.01 per share, together with the number of Republic rights associated therewith (with cash being paid in lieu of fractional share interests). The Exchange Ratio is subject to adjustment in certain circumstances.

           Consummation of the Merger is subject to various conditions, including the approval of the stockholders of First Palm and Republic and the receipt of all requisite regulatory approvals.

           In connection with the Merger Agreement, First Palm and Republic entered into a Stock Option Agreement dated May 27, 1998 (the "Option Agreement"), pursuant to which First Palm granted Republic an option to purchase, under certain circumstances, up to 1,009,725 shares of First Palm Common Stock at a price, subject to certain adjustments, of $40.50 per share (the "Option"). The Option will become exercisable only upon the occurrence of certain events, none of which has occurred as of the date hereof. The Option was granted by First Palm as a condition to Republic's entering into the Merger Agreement. The Option Agreement is filed herewith as Exhibit 99.3 and is incorporated by reference herein.

           The joint press release issued by First Palm and Republic with respect to the Merger is filed herewith as Exhibit 99.1.

           In connection with the execution of the Merger Agreement and the Option Agreement, First Palm amended the Rights Agreement to provide that the Rights will not become distributable or exercisable as a result of the execution of the Merger Agreement and the Option Agreement or the consummation of the transactions contemplated thereby.

           Amendment No. 1 to the Rights Agreement is filed herewith as
 Exhibit 99.2 and is incorporated by reference herein.


 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (c)  Exhibits

           2.1 Agreement and Plan of Merger by and between Republic Security Financial Corporation and First Palm Beach Bancorp, Inc. dated as of May 27, 1998.

           99.1 Press Release issued by Republic Security Financial Corporation and First Palm Beach Bancorp, Inc. on May 28, 1998.


           99.2 Amendment No. 1, dated as of May 27, 1998, to the Rights Agreement, dated as of January 23, 1995, between First Palm Beach Bancorp, Inc. and Mellon Bank, N.A., as rights agent.

           99.3 Stock Option Agreement, dated May 27, 1998, between Republic Security Financial Corporation and First Palm Beach Bancorp, Inc.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated: June 8, 1998


                               FIRST PALM BEACH BANCORP, INC.


                               By: /s/ Louis O. Davis, Jr.
                                  -----------------------------
                                  Name:  Louis O. Davis, Jr.
                                  Title: President and CEO





                               EXHIBIT INDEX

 Exhibit
 Number              Description
 -------             -----------
   2.1               Agreement and Plan of Merger by and between Republic
                     Security Financial Corporation and First Palm Beach
                     Bancorp, Inc., dated as of May 27, 1998.

   99.1 Press Release issued by Republic Security Financial Corporation and First Palm Beach Bancorp, Inc. on May 28, 1998.

   99.2 Amendment No. 1, dated as of May 27, 1998, to the Rights Agreement, dated as of January 23, 1995, between First Palm Beach Bancorp, Inc. and Mellon Bank, N.A., as rights agent.

   99.3 Stock Option Agreement, dated May 27, 1998, between Republic Security Financial Corporation and First Palm Beach Bancorp, Inc.